SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2018

KALLO, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53183	98-0542529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Duncan Mill Road, Suite 504, Toronto, Ontario, Canada M3B 3H9
(Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code: (416) 246-9997
______________________________

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, "we," "us," "our," and the "Company" refers to Kallo, Inc. a Nevada corporation unless otherwise stated.

ITEM 1.01 Entry into a Material Definitive Agreement.

On September 21, 2018 we and Grissag AG, Ltd. ("Grissag") entered into that certain Partnership Framework Agreement, dated September 21, 2018 (the "Agreement") with the Ministry of Economy and Finance (the "Ministry") of the Republic of Guinea (the "Government").  As used herein, the Company, Grissag, and the Ministry are hereinafter referred to as the "Parties."

Under the terms of this Agreement certain projects have been identified but projects may be added or subtracted as the Parties later determine and subject to the National Economic and Social Development Plan (PNDES). We anticipate that we will likely implement each project directly or indirectly through certain of our collaborating companies as circumstances and market conditions allow.

As currently planned, the contemplated projects are to be funded by third-party independent banks as identified and arranged through the efforts of Grissag (the "Funding Sources"). In the event Grissag is successful in securing funding from the Funding Sources in sufficient amounts and on the terms that have been accepted by the Government in this agreement, we anticipate that currently identified projects and possibly other projects will be undertaken subject to approval by the Government and to then existing and later determined terms of the agreements between us, the Government and Grissag,.

In the event Grissag and the Funding Sources are successful in their efforts in securing funding on the  terms and conditions that have been accepted by the Government in this agreement, on a timely basis, we believe that we have requisite skills and capabilities to fulfill our obligations as set forth in the Agreement and to otherwise play a vital role in assisting the Ministry in undertaking the contemplated projects.

At present, we received assurances from the Ministry of its approval of the following projects to be undertaken by us either directly (Healthcare Projects) or through third-party collaborating companies for certain other contemplated projects:

•	Health: Hospitals, Rural Clinics and Mobile Clinics; according to the proposal submitted by Kallo Inc. and approved by the Ministry of Health.
•	Agriculture: development of 20,000 hectares of land along the rivers Milo and Sankarani;
•	Infrastructures: construction of Kankan-Kérouané road, Kankan-Mandiana;
•	Water: Serving the city of Conakry and cities in the interior of the country

We have collaboration agreements in place with various third party companies and anticipate that we likely will be able to successfully negotiate and secure subcontracting agreements on reasonable terms with these companies to undertake and fulfill our responsibilities that will allow us to participate in one or more of these other contemplated projects.  The terms of all such agreements with third party collaborating companies are not yet known and we are not able to predict whether such agreements will be implemented on terms that are favorable to us or allow us to achieve our objectives.

Under the express terms of the Agreement and unless we are able to demonstrate that "funding is mobilized" within six (6) months of the date of the Agreement then the Agreement is null and void (the "Mobilized Funding Term"). The Agreement also requires that we and Grissag are obligated to take steps to "realize the field work" contemplated by the Agreement and do so within six (6) months of September 21, 2018 (the "Field Work Term"). If the Field Work Term is not satisfied within six (6) months of September 21, 2018, then we and Grissag lose our exclusive rights as set forth in the Agreement. However, the Agreement is renewable for a period of twelve (12) months subject to further agreement of the Parties. The Agreement may not be assigned or transferred without the written consent of the Ministry.

The extent, timing and magnitude of these and any other projects are generally subject to many variables that are beyond our control.  These variables include but are not limited to the ability of the Parties to secure funding from qualified and capable third parties in sufficient amounts and on reasonable terms needed for those projects and for which specific definitive agreements with the Ministry will likely need to be obtained.  In addition, any projects that may be undertaken are subject to further successful negotiations between the Parties and each and every third party who directly or indirectly participates in each specific definitive project.

Overall, we remain acutely aware of the deadlines and our obligations under the Agreement and we are aware of the risks and uncertainties associated with working with a foreign government and the legal and political uncertainties that are implicit in these matters. However, we cannot assure you that we will be successful in meeting our express and implied obligations under the Agreement and that we are otherwise able to achieve our objectives.

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS". FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING ESTIMATES, PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, PERFORMANCE OR PRODUCTS, UNDERLYING (EXPRESSED OR IMPLIED) ASUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS.  IN SOME CASES FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "ESTIMATED," "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING,  BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY AND ITS PLANS OR INTENTIONS, ESTIMATES, GOALS, COMPETITIVE TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS.  NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED.  ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS SET FORTH HEREIN AND THOSE SET FORTH IN OUIR MOST RECEBNT FORM 10-K, INCLUDING, BUT NOT LIMITED TO "THE FACTORS THAT MAY AFFECT FUTURE RESULTS" SHOWN AS ITEM 1A IN OUR FORM 10-K AND THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS LIMITED ASSETS AND OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL RESOURCES OF THE COMPANY, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, AND THE LEGAL UNCERTAINTIES THAT DIRECTLY AND INDIRECTLY IMPACT DEVELOPMENT-STAGE COMPANIES.  ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.  WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

10.1	Partnership Framework Agreement between The Ministry of Economy and Finance of the Republic of Guinea

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALLO, Inc.

Date: September 27, 2018	By:	JOHN CECIL
John Cecil, President and Chief Executive Officer